June 2003

Safe Harbor Certain statements in this news release may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the Reform Act), Section 27A of the United States Securities Act of 1933 and Section 21E of the United States Securities and Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, tax issues and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate,'' "believe,'' "estimate,'' "expect,'' "intend,'' "plan'' and "objective'' and other similar expressions. Readers should not place undue reliance on the forward-looking statements contained in this news release. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Other risks include the fact that the Company's sales have been and are expected to continue to be dependent upon customer capital equipment expenditures, which are, in turn, affected by business cycles in the markets served by those customers. Other factors include volatility in the semiconductor industry, the risk of order delays and cancellations, the risk of delays by customers in introducing their new products and market acceptance of products incorporating subsystems supplied by the Company, similar risks to the Company of delays in its new products, our ability to continue to reduce costs and capital expenditures, our ability to focus R&D investment and other risks detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission and with securities regulatory authorities in Canada. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Locations

Segments (LTM 2002)

Global Sales Reach (CY2002) Chart reflects site of system installation as opposed to location of originating purchase.

Some Customers Agfa Analog Devices Delphi Elpida Honda Honeywell IBM Kodak Maxim Medtronic NEC Philips Medical Powerchip Semiconductor Samsung Solectron Sumitomo Texas Instruments

Growth Opportunities Components Instrumentation Medical diagnostics Material processing Lasers Medical devices Automotive components Electronics manufacturing Laser Systems Memory Wafer Marking Mixed Signal & PCB

New Products memory repair 1 - 3 years wafer marking 1 - 3 years new component products 2 - 5 years 3rd generation Nd:YAG Lasers 1 - 5 years Intellectual property initiatives. 113 U.S. patents, 59 U.S. patents pending; and, over the past 24 months, 54 patent applications submitted Worldwide customer support. Adding Value

Business Situation - Component Products Enabling technologies Diversified markets scanners 45% market share precision optics specialized markets medical printers 80% market share scan heads 50% market share encoders recent acquisition Applications: Products: materials processing vision displays measurement inspection alignment medical

Sales -- (US$ Millions)* * These sales include reductions for elimination of sales between segments.

Scanner Assemblies Confocal microscopy Vision correction Materials processing Stereolithography Medical diagnostics

Real-time Critical Care

Wave Locker NLW-1 (Telecom) Mendelson Interferometer (Meteorology) Germanium Aspheric Lens (Lasers) Precision Optics Optical fabrication Laser optical components Diamond tuned array of - - mirrors and lenses Custom mirrors, lenses - and thin film coating; - Superpolishing Refractrometer Part (Optometry)

Lasers

Business Situation – Lasers

- Diversified markets
- New products introduced during 2002
- Focus on precision work in light industrial settings

Applications:

- Light automotive (fuel injectors)
- Electronics (battery cans, sensor welds)
- Medical (pacemaker seam welds)
- Aerospace (jet engine turbo fan drilling)
- Light industrial (materials processing; razor blade welding)

Products:

- JK SuperModulated Series Nd:YAG
- Spectron Diode Pumped Solid State
- Sigma Series Nd:YLF
- JK Pulsed Series Nd:YAG
- Spectron Sealed CO2 lasers
- Excimer & CO2 lasers

GSI Lumonics

Sales -- (US$ Millions)

Industrial Lasers Laser Welding Laser Drilling Laser Cutting

Cyclical market Poised for growth Well-positioned wafer marking 85% market share mixed signal trimming 95% market share component/circuit trim 25% market share memory repair growing market share Business Situation - Laser Systems

Sales -- (US$ Millions)

Wafer Marking (Front-end)

Memory Repair

Financial -- (US$ Millions) Consolidated Sales Net Earnings

1Q 2003 100% 36% 8% 29% 3% 2% (6) % Target Sales Gross Margin % R&D % SG&A % Amortization of Purchased Intangibles Restructuring and other Operating Income 100% 46% 10% 20% 1% 15 % Target Business Model

Cash & Investments ? $149 US million Total Assets ? $296 US million NBV ? $254 US million Selected Balance Sheet (March 2003)

Growth Strategy Technology Products Market Niches Internal & Acquisitions Two new acquisitions Precision motion control - DRC Encoder Laser - Spectron

www.gsilumonics.com/investors